ASPIRA
WOMEN'S HEALTH®

Investor Presentation

January 2025

Nasdaq: AWH

Non-Invasive, Breakthrough Tests for the Identification of Gynecologic Diseases



Safe Harbor

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements include, among others, statements about the strategies and objectives of Aspira Women's Health Inc. (the "Company"), including product and financial goals, potential addressable market and revenue opportunity, potential product expansion, anticipated timing of product launches and expected development of commercial relationships. The Company's actual results may differ materially from the views expressed in these forward-looking statements. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties inherent in the Company's business and including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024.

Company Highlights

Transforming Gynecologic Care Through AI-Enabled Diagnostics

We are revolutionizing women's health through innovative testing options, leveraging a data-driven approach to empower patients and healthcare providers in achieving optimal gynecologic care.

Advancing Women's Health Starts with Groundbreaking Research

We combine cutting-edge technology with clinical expertise to develop innovative testing solutions. Our research efforts are dedicated to improving women's lives through earlier risk assessment, more accurate diagnoses, and personalized care strategies through rigorous scientific investigation.

An Experienced Women's Health Executive Team



Sandra Milligan, MD, JD
Interim Chief Executive Officer

ORGANON
MERCK
Genentech
A Member of the Roche Group
AMGEN



James O'Brien, CPA, MBA
Chief Financial Officer Advisor

FARON
Allergan
pwc
NYCOMED
Enzo
COGNITION Therapeutics



Michael Buhle
Senior Vice President, Commercial Operations

SENSONA
PURE PCR Technology
DEFINIENS
access genetics
bio magene

Aspira Women's Health Investment Highlights

Revenue Generating Company	Revenue generating commercial diagnostics company **with year-over-year volume growth since 2020**
Efficient Growth	Strategic commercial capabilities and targeted marketing resulted **in steady increases in volume at a lower cost**
ARPA-H Award	$10 million **non-dilutive funding** from the ARPA-H Women's Health Sprint to be funded over 24 months. First milestone was met in November 2024.
Innovative Products	**Proprietary, AI-enabled blood tests to assess the risk of ovarian cancer** in an adnexal mass
Large TAM	$1B opportunity in **poorly served gynecological disorders including ovarian cancer and endometriosis**
Market Access & Reimbursement	Medicare reimbursement of OvaWatch® and Ova1Plus® established
Experienced Management	**Led by mission-driven women's health executives**

>$1B Annual Revenue Potential from Current and Near-Term Products

OvaSuite℠			Endo Portfolio
Ova1 plus®	OvaWATCH℠ With Longitudinal Monitoring	Ovainform	ENDOinform™
200-400K patients proceed to surgery for an adnexal mass annually	*2.0-3.0M potential tests annually*	*Increases TAM to ~2.8M by including patients with genetic and familial risk*	*6.5M women in the US affected with endometriosis An estimated 10% of GYN visits are for chronic pelvic pain*
$35M- $55M	**$560M-$660M**	TBD	TBD

Recent Developments: ARPA-H Award

A Historic Investment in Women's Health


THE WHITE HOUSE
OCTOBER 23, 2024
FACT SHEET: Biden-Harris Administration Announces $110 Million in Awards from ARPA-H's Sprint for Women's Health to Accelerate New Discoveries and Innovation
BRIEFING ROOM › STATEMENTS AND RELEASES


Gynecology
6
Neurological
4
Obstetrics
4
Cancer
3
Pain Management
3
Menopause
2
Cardiovascular
1

The Sprint for Women's Health was developed to address critical unmet challenges in women's health, tackling health conditions that uniquely or disproportionately affect women.

For example, awards were given for research in gynecological diseases (6) and obstetrics (4) as well as cardiovascular (1) and neurological disorders (4).

ASPIRA WOMEN'S HEALTH

A Robust, Highly Competitive Process Led to Our Success

- Women's Health Sprint sought proposals across six categories of women's health challenges to fund the work that companies/institutions need to accelerate development
- 1,700+ submissions, representing 45 states and 34 countries, received from a mix of scientific visionaries from across the globe and sectors
- 59 organizations were progressed to a VC-like pitch phase
- 23 awards in total: 17 were Spark ideas (up to $3 mm) and 6 were Launchpad ideas (up to $10 mm)
- Aspira's award was based on our proposal to complete development and commercialize a non-invasive diagnostic blood test for women suspected of having endometriosis

We believe the key components of our successful proposal were our end-to-end capabilities including our commercial infrastructure, endometriosis clinical study, and experienced R&D product development team

ASPIRA WOMEN'S HEALTH

Breakthrough Advancement: Blood Test Diagnosis of Endometriosis with Multivariate AI Analytics

AWH will receive milestone payments based on achievement of certain milestones

	Milestone Description	Amount
1	Initial Project Launch - COMPLETED	$2.0M
2	R&D Scale Up to Meet Operational Needs	$1.5M
3	Biomarker Discovery and Algorithm Design	$1.5M
4	Molecular Lab Build Out and Validation	$1.0M
5	Prototype Design	$1.0M
6	Test Validation	$2.0M
7	Commercial Launch	$1.0M
	7 Milestone Payments over 24 months	**$10.0M**

ASPIRA WOMEN'S HEALTH

Commercial Products

Historical Treatment Paradigm Leads to Negative Outcomes

- 1.2-1.5M women in the U.S. present with an adnexal mass each year, of which 200-400K will be referred for surgery.
- **Most of those surgeries result in a non-malignant diagnosis.**
- **In the U.S., women with ovarian cancer will wait an average of 24 weeks to be diagnosed** – the longest of anywhere in the developed world.

Traditional methods of diagnosis are ineffective

- Non-surgical tissue sample biopsy may result in dissemination of cancer cells
- Ultrasounds are rarely definitive
- Off-label use of CA-125 is not sensitive or specific for diagnosis

Leads To

Late-stage cancer detection and unnecessary surgery

- 65% of ovarian cancers are found at Stages III and IV when 5-year survival rate is less than 30%
- 80%+ of women that undergo surgery to remove their ovaries do NOT have cancer

Historical Clinical Consideration for Women with an Adnexal Mass



Patient presents with vague abdominal bloating that is recurring frequently.

Physical exam is inconclusive for definitive diagnosis of ovarian cancer.

Complete workup includes orders for an ultrasound and bloodwork.

Ultrasound finds a 6cm mass.

It is ruled indeterminate.

Legacy tests has several shortfalls

- Given this scenario, providers often take “It’s better to be safe than sorry” **approach** and schedule surgery to remove the mass and/or ovaries
- ~200K oophorectomies are performed annually with only ~20K ovarian cancer cases identified each year.

Aspira's Ovarian Cancer Product Portfolio & In-Development Tests

OvaSuite℠

Ova1 plus®	OvaWATCH® with Longitudinal Monitoring Feature	Ovainform
Commercially available *for adnexal masses planned for surgery*	***Commercially available*** *for indeterminate and likely benign adnexal masses*	***Under Development*** *for adnexal masses prior to surgical determination*
200-400K patients proceed to surgery for an adnexal mass annually	*2.0-3.0M potential tests annually*	*Increases TAM to ~2.8M by including patients with genetic and familial risk*

ASPIRA WOMEN'S HEALTH

Financial Performance Snapshot

Q3 2024 YoY Comparison

Product Volume +4%


5,783
6,001
Q3 2023
Q3 2024

Gross Margin +184bps


59%
60%
Q3 2023
Q3 2024

Product Revenue +2%


$2.2M
$2.3M
Q3 2023
Q3 2024

Sales & Marketing +21%


$1.7M
$2.1M
Q3 2023
Q3 2024

Balance Sheet

Cash as of September 30, 2024:	$2.1M*
2024 Operating cash utilization target:	$13 to $14.5M

Cash Used in Operations (in Millions)


Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
$8.0
$7.4
$10.2
$6.3
$7.5
$7.1
$5.7
$3.4
$3.3
$3.5
$4.4
$3.7
$2.9

* Includes cash & cash equivalents

ASPIRA WOMEN'S HEALTH

OvaSuite℠ Designed to Address a Significant Unmet Need in Gynecologic Care


U.S. Total Addressable Market (TAM)
Patients/Year
May 2024
OvaWATCH
Longitudinal Monitoring
December 2022
OvaWATCH
June 2018
Ova1 plus
2.0M–3.0M
1.2M–1.5M
200k–400k

The number of patients who benefit from our tests has increased with each expansion of the OvaSuite portfolio.

With the launch of the monitoring feature of OvaWatch, we believe **the addressable market is now 10x** that of the original Ova1Plus test.

ASPIRA WOMEN'S HEALTH

OvaWATCH® | For Initial and Ongoing Assessment of Ovarian Cancer Risk

OvaWatch is a non-invasive test intended for use in assessing the risk of ovarian cancer for women with adnexal masses that are likely benign or cannot be classified by initial clinical assessment (indeterminate).

With its high negative predictive value, OvaWatch allows physicians to confidently choose the appropriate initial and ongoing clinical management path for their patients.

OvaWATCH®

PATIENT INFORMATION
Last Name: OVAWATCHREPORT
First Name: NEW
MRN:
DOB:01/01/1992
Age: 31
Ethnicity: CAUCASIAN
Clinical Info: Premenopausal

PROVIDER INFORMATION
Ordering Provider: TEST PHYSICIAN
Practice Name: TEST CLIENT
Street Address: TEST ADDRESS
City, State, Zip: TEST ADDRESS
Tel: TEST PHONE
Fax:
Copy-to-Physician:
Fax:

LAB INFORMATION
Accession No: AZ002686
Client No: TEST
Collection Date: 08/08/2023
Received Date: 08/08/2023
Report Date: 08/08/2023
Comments:

Results:	Score	Status	Reference Range	NPV*	PPV**
OvaWATCH®	2.5	Low probability of malignancy	Low probability of malignancy <5.0 Indeterminate ≥5.0	99%	N/A

OvaWatch® Scores

Report date: **17 August 2022**

LOW PROBABILITY OF MALIGNANCY

OvaWatch result indicates a low probability of malignancy for this adnexal mass. Consultation with gynecology and monitoring is recommended. If indicated, follow up imaging and clinical studies.

Collection Date:	30-Jul-22	8-Nov-22	8-Aug-23
OvaWatch Score:	2.6	2.4	2.1

The scores shown were determined at the time points indicated.
No conclusion can be drawn from the score changes from point to point.

NR: No Result; TNP: Test Not Performed

Strong Evidence to Support OvaWatch for Adnexal Mass Management

"Ovarian Cancer Surgical Consideration is Markedly Improved by the Neural Network Powered-MIA3G Multivariate Index Assay" published in Frontiers in Medicine (May 2024)

Use of OvaWatch may have significantly reduced surgical intervention in women with benign adnexal masses.

- **77%** of premenopausal women
- **59%** of asymptomatic women
- **62%** of all women


frontiers | Frontiers in Medicine

OPEN ACCESS

Ovarian Cancer surgical consideration is markedly improved by the neural network powered-MIA3G multivariate index assay

Manjusha Roy Choudhury[1], Todd C. Pappas[1], Leo B. Twiggs[2], Emma Caoili[1], Herbert Fritsche[4] and Ryan T. Phan[1,2,4]

Background: Surgery remains the main treatment option for an adnexal mass suspicious of ovarian cancer. The malignancy rate is, however, only 10–15% in women undergoing surgery. This results in a high number of unnecessary surgeries. A surveillance-based approach is recommended to form the basis for surgical referrals. We have previously reported the clinical performance of MIA3G, a deep neural network-based algorithm, for assessing ovarian cancer risk. In this study, we show that MIA3G markedly improves the surgical selection for women presenting with adnexal masses.

Methods: MIA3G employs seven serum biomarkers, patient age, and menopausal status. Serum samples were collected from 785 women (IQR: 39–55 years) across 12 centers that presented with adnexal masses. MIA3G risk scores were

For Women with Adnexal Masses Planned for Surgery

Ova1Plus is a proprietary reflex process

Included in Guidelines for Adnexal Mass Management

ACOG
The American College of Obstetricians and Gynecologists

Ova1 performs better than off-label use of CA-125 alone

Ovarian malignancies properly identified by Ova1 that were missed by CA-125


59%

OvaSuite℠

Market Access and Reimbursement

We aim to make our OvaSuite of products available to all women

Medicare **$897**[a] | Medicaid **On the fee schedule in 11 states**

Anthem	Cigna	Louisiana	CareFirst	United Healthcare	Medicare Advantage
HIGHMARK	Blue Cross Blue Shield of Michigan	BlueCross BlueShield of Illinois	TRICARE	WellCare Health Plans	BlueCross BlueShield of Texas

[a] 2024 CMS Clinical Lab Fee Schedule for OvaWatch and Ova1Plus

Development Pipeline

Aspira's Advantages

- Existing protein-based FDA approved test
- Exclusive rights to miRNA identified by Dana Farber
- Experience in artificial intelligence/machine learning derived classification, algorithm enabled tests
- Brand recognition with healthcare providers
- Access to large biobank for verification and validation

OVAinform Assay Features

A promising new AI-enabled blood test to aid in the identification of ovarian cancer in women diagnosed with an adnexal mass.

- In development for germline and familial cancer risk
- Non-invasive, blood-based assay utilizing multiple, differentiating biomarkers
- Combines Aspira's proprietary protein biomarker technology with miRNAs licensed from Dana Farber
  - Improved specificity for all stage cancers vs. proteins alone
  - Improved sensitivity for early-stage cancers vs. proteins alone
- Successful migration from research to commercial platform
- Designed to run on a commercial clinical digital PCR platform, the same platform that will be utilized for ENDOinform.

Endometriosis: A Diagnostic Dilemma

Endometriosis is a debilitating condition in which tissue similar to the lining of the uterus grows outside the uterus.
It affects an estimated 6.5 million women in the U.S. alone.
Only 50% of women who undergo a laparoscopic procedure are diagnosed with endometriosis.

Lack of effective tools for diagnosis

- Symptoms overlap with other conditions
- Current diagnostic methods require an invasive procedure, typically laparoscopy with or without histologic verification

Leads to:

Long duration to diagnosis

- 4-11 years from first symptom onset to surgical diagnosis
- Symptoms may be ignored by patient or dismissed by physician

Protein + miRNAs-based Assay for Diagnosis of Endometriosis

Aspira's Advantages

- Leverages OVAinform platform development
- Ongoing clinical study providing samples to complete development
- Experience in artificial intelligence/machine learning derived classification, algorithm enabled tests

ENDOinform Assay Features

ENDOinform is being developed to aid in the diagnosis of all endometriosis cases

- Non-invasive, blood-based assay utilizing proteins, clinical factors, and miRNAs
- Proprietary IP for miRNAs identified by DFCI under terms of our Sponsored Research Agreement
- ENDOinform will follow on same BioRad platform

Strategic Focus on Evolving our Technology, Capabilities, and Collaborations

We aspire to radically improve health outcomes for all people born with a female reproductive system through the development and commercialization of advanced gynecologic disease diagnostic solutions

OvaSuite Adoption and Growth

- Invest in new diagnostics in gynecological diseases such as endometriosis
- Expand targeted marketing

Market Access and Reimbursement

- Expand clinical research capabilities for de-centralized study designs leveraging patient report outcomes to capture longitudinal data
- Focus on protocols and guideline inclusion

Accelerate Innovation and R&D

- Evolve existing and in-development products with next-generation multivariate assays with molecular R&D lab capabilities

Collaboration Opportunities

- Collaborate with innovative partner(s) on the development of diagnostics
- Develop domestic and global distribution partnerships for commercial expansion

ASPIRA WOMEN'S HEALTH®


STEP 1
Initial Clinical Assessment
Planned for Surgery
STEP 2
STEP 3
STEP 4
STEP 5
STEP 6
ASPIRA

Contact Us

investors@aspirawh.com